Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alternative Fuels Americas, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronen Ben-Harush certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 28, 2014

/s/ Ronen Ben-Harush
Ronen Ben-Harush
Chief Financial Officer